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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     DECEMBER 20, 1999 (DECEMBER 10, 1999)



                         COMPREHENSIVE CARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      1-9927                 95-2594724
  ----------------------------   ------------------------    ----------------
  (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                    Identification No.)



      4200 WEST CYPRESS STREET
      SUITE 300
      TAMPA, FLORIDA                                 33607
      ----------------------------------------       ----------
      (Address of Principal Executive Offices)       (Zip Code)



       Registrant's telephone number, including area code: (813) 876-5036



                                 NOT APPLICABLE.
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On December 10, 1999, Comprehensive Care Corporation (the "Company") held its 1999 Annual Meeting of Stockholders. The meeting was held to elect one
(1) Class II Director to the Company's Board of Directors.

         Stockholders of the Company's Common Stock, $.01 par value, of record as of October 29, 1999 (the "Record Date") were entitled to notice of the Annual Meeting and to vote at such meeting. As of the Record Date, there were 3,817,812 shares of Common Stock entitled to vote at the meeting. Shareholders holding 3,486,568 shares of Common Stock, representing a majority of the Common Stock and representing a quorum (approximately 91.3% of the total shares entitled to vote), were represented at the meeting either in person or by proxy.

         RESULTS OF ELECTION OF DIRECTORS

         Shareholders were asked to elect one (1) Class II Director to the Company's Board of Directors. Set forth below is the name of the person nominated for and elected to serve on the Company's Board of Directors for a term of three (3) years until the year 2002 Annual Meeting of Stockholders and until his successor is duly elected and qualified as well as the results of the voting for the nominee.


              Name          Votes For     Votes Withheld
              ----          ---------     --------------

       Chriss W. Street     3,316,064         170,504

         The Board of Directors of the Company is now comprised of the following three (3) directors: Messr. Chriss W. Street, the sole Class II Director whose term expires at the 2002 Annual Meeting of Stockholders; Messr. Robert Landis, the sole Class III Director whose term expires at the 2001 Annual Meeting of Stockholders; and Ms. Mary Jane Johnson, the sole Class I Director whose term expires at the 2000 Annual Meeting of Stockholders.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPREHENSIVE CARE CORPORATION



                                        By: /s/ Chriss W. Street
                                            ------------------------------------
                                            Chriss W. Street
                                            Chairman, President and
                                            Chief Executive Officer


Date: December 20, 1999

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